Articles of Incorporation
                              (PURSUANT TO NRS 78)
                                STATE OF NEVADA
                               Secretary of State
                                                               FILED
                                                        IN THE OFFICE OF THE
                                                     SECRETARY OF STATE OF THE
                                                          STATE OF NEVADA

                                                            JAN 30 1997

                                                           No. C1706-1997
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                                                            Dean Heller
                                                 Dean Heller, Secretary of State

1.  NAME OF THE CORPORATION: Consumer Marketing Corporation

2.  RESIDENT AGENT: Nevada First Holdings Inc.

3.  REGISTERED OFFICE: 1800 East Sahara Avenue Suite 104 Las Vegas, Nevada 89104

4.  AUTHORIZED SHARES
    Number of Shares with Par Value: 25,000
    Par Value: $1.00
    Number of Share with out Par Value: 0

5.  GOVERNING BOARD:
    The Board shall be styled as Directors. The First Board of Directors shall consist of 1 Director:

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    Chad Holtz      1800 E. Sahara Ave. Suite 104   Las Vegas, NV       89104
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      Name               Address                     City, State     Postal Code

6.  PURPOSE: (Optional) The purpose of the corporation shall be:

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7.  OTHER  MATTERS:  This form includes the minimal  statutory  requirements  to incorporate under NRS 78. Additional information pursuant to NRS 78.037 or any other information deemed appropriate may be attached. If any of the additional information is contradictory to this form it cannot be filed and will be returned to for correction. Number of pages attached: 0

8.  SIGNATURE OF INCORPORATOR:

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    Noah Grimm  1800 East Sahara Avenue Suite 104   Las Vegas, Nevada  89104
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      Name             Address                     City, State      Postal Code

/s/ Noah Grimm
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Incorporator Signature


State of Nevada
County of Clark
This instrument was acknowledged before me on the 16th day of January in the year 1997 by Noah Grimm as Incorporator of Consumer Marketing Corporation

/s/ ???????????????
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Notary Public Signature                                Notary stamp or seal

9.  CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT

    I, Nevada First Holdings Inc., hereby accept appointment as Resident Agent for the above named corporation.

/s/ ???????????????                          1-16-97
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Resident Agent Signature                      Date